Exhibit 10.18

[Certain confidential portions of this agreement (marked with [***]) have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K because the Company has determined that such redacted information is (i) not material, and (ii) is the type of information the company treats as private or confidential.]

license Agreement

THIS LICENSE AGREEMENT (this “Agreement”) is made and entered into as of June 3, 2020 (“Effective Date”), by and between PURDUE RESEARCH FOUNDATION, a statutory body corporate formed and existing under the Indiana Foundation or Holding Companies Act of 1921 (hereinafter referred to as “PRF”) with its business offices located at 1281 Win Hentschel Boulevard, West Lafayette, Indiana and Novosteo Inc., an Indiana corporation (hereinafter referred to as “LICENSEE”) with its business offices located at 1281 Win Hentschel Blvd, West Lafayette, IN, 47906, each individually referred to as a “Party” and collectively referred to as the “Parties.”

WITNESSETH

WHEREAS, Purdue researchers have made one or more valuable technologies (each, and collectively, “Technology”) which are the subject of one or more patent applications or patents described on Schedule A;

WHEREAS, the Purdue University Board of Trustees has, by general resolution and/or assignment, designated PRF to administer all matters pertaining to protection, use and commercialization of the intellectual property developed at Purdue University;

WHEREAS, LICENSEE desires to hereby enter into this Agreement whereby LICENSEE obtains rights to use the Technology and Licensed Patents; and

WHEREAS, PRF is willing to enter into this Agreement with LICENSEE, under the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

Article 1

Definitions

The following terms as used herein shall have the following meaning:

1.1
“Affiliate” means any entity which controls, is controlled by, or is under common control with another person or entity for so long as such control exists. For purposes of this definition only, “control” means (a) to possess, directly or indirectly (through one or more intermediaries), the power to direct the management or policies of an entity, whether through ownership of voting securities or by contract relating to voting rights or corporate governance, or (b) to own, directly or indirectly, more than fifty percent (50%) of the outstanding voting securities or other ownership interest of such entity.
1.2
“Agreement” or “License Agreement” means this Agreement, including all attached Schedules.
1.3
“Annual Period” means a calendar year during the Term of the Agreement.
1.4
“Assignment” means an arm’s length transaction between LICENSEE and a Third Party under which the Third Party is permitted to assume all rights and obligations of LICENSEE under this Agreement thereby becoming the master licensee in place of LICENSEE under this Agreement.
1.5
“Confidential Information” means all non-public information shared with LICENSEE under this Agreement including without limitation, the Licensed Intellectual Property, this Agreement including the financial terms, information regarding research, plans, specifications, processes, systems, methods, formulations, technical information, intellectual property, business and financial data. Confidential Information does not include: (1) information developed by the LICENSEE independently of the disclosed Confidential Information, and reasonable written documentation exists to demonstrate such development, (2) information rightfully obtained without restriction by LICENSEE from any third party who is not restricted from making such disclosure by any direct or indirect obligation of confidentiality to the disclosing Party herein, (3) information publicly available other than through the fault of the LICENSEE, (4) information intentionally released without restriction to anyone other than an Affiliate of PRF, (5) information known to the LICENSEE at the time of its disclosure, and reasonable written documentation exists to demonstrate such knowledge.
1.6
“Commercially Reasonable Efforts” means with respect to the commercialization of a Licensed Product, efforts that are consistent with those utilized by companies of size and type similar to LICENSEE (or, if applicable, a Sublicensee), for products with similar commercial potential at a similar stage, taking into consideration their cost to develop, the competitiveness of alternative products, the nature and extent of their market exclusivity, the likelihood of regulatory approval, their profitability, and all other relevant factors.
1.7
“Equity Agreement” means the agreement granting PRF equity shares in LICENSEE and entered into by the Parties on the Effective Date.
1.8
“Federal IP Policy” means the U.S. law and regulations applicable to intellectual property funded in whole or in part by the U.S. Government, including without limitation 35 U.S.C. §200 et seq., 15 U.S.C. §3710a, and 37 C.F.R. Part 401.
1.9
“Field of Use” means all fields of use, excepting only non-commercial research, scholarship, teaching, and education (excluding the manufacture of products for sale or lease) by research universities; bona fide nonprofit research, scientific, or educational organizations of the type described in §501(c)(3) of the Internal Revenue Code or qualified under a state nonprofit organization statute; and foreign equivalents of the foregoing .
1.10
“Fully Diluted Basis” means the total number of shares of LICENSEE’s issued and outstanding common stock, assuming:
(a)
the conversion of all issued and outstanding securities convertible into common stock; and
(b)
the exercise of all issued and outstanding warrants or options, regardless of whether then exercisable.
1.11
“Gross Receipts” means the amounts received by or on behalf of LICENSEE, an Affiliate, or a Sublicensee in payment for the possession, use, manufacture, sale, or right to sell of Licensed Product(s) to a Third Party, less, to the extent actually taken or incurred, including the following: (a) product returns, discounts, rebates, or chargebacks; (b) excise and sales taxes or VAT; (c) tariffs specific to the Licensed Product; and (d) customer reimbursement of enumerated Third Party delivery charges. No adjustment or deduction from Gross Receipts shall be made or permitted for sales commissions, internal sales to Affiliates, or collection costs.
1.12
“Indemnitees” means PRF, Purdue University, and their respective officers, directors, employees, and legal representatives.
1.13
“Licensed Intellectual Property” means PRF’s ownership interest in the Technology, Technical Information, and Licensed Patents.
1.14
“Licensed Patents” means: (a) patents and patent applications listed on Schedule A; (b) patents and patent applications (including substitutions, divisionals, and continuations) filed upon authorization of PRF claiming priority to a patent or patent application listed on Schedule A, provided that the priority claim is not disallowed, (c) any reissue, renewal, reexamination, or extension of any patent or patent application described in (a) or (b); and (d) any foreign counterpart or equivalent, including, but not limited to, a national stage filing under the Patent Cooperation Treaty, of any patent or patent application described in (a), (b), or (c).
1.15
“Licensed Product” means a product or service, the development, manufacture, use, or sale of which uses the Technical Information or is covered by a Valid Claim within the Licensed Patents.
1.16
“Licensed Territory” means worldwide.

1.17
“Payment Due Date” means the dates on which royalties and payments are due and payable. Such dates are [***] after a Reporting Period.
1.18
“Reporting Period” means quarterly periods ending on March 31st, June 30th, September 30th, and December 31st of an Annual Period.
1.19
“Royalty Term” means on a Licensed Product-by-Licensed Product basis and country-by-country basis, the period commencing on the date of first commercial sale until the later of (a) the expiration of the last Valid Claim covering such Licensed Product in such country and (b) [***] after first commercial sale in the Territory.
1.20
“Sublicense” means the grant to a Third Party of a right, license or other permission to use, in whole or in part, any part of the Licensed Intellectual Property by LICENSEE or an Affiliate pursuant to an agreement between LICENSEE or its Affiliate and such Third Party. The holder of a Sublicense is a “Sublicensee”.
1.21
“Sublicense Income” means the cash consideration received by Licensee in consideration for a Sublicense, but excluding any consideration for:
(a)
royalties or payments on sales of Licensed Products;
(b)
payments made by a Sublicensee as consideration for the issuance of equity or debt securities of, or other investment in, Licensee or an Affiliate;
(c)
reimbursement to Licensee or an Affiliate for Licensee’s actual costs of bona fide research, development, manufacturing or commercialization of Licensed Product(s) that are performed by or on behalf of Licensee or an Affiliate;
(d)
reimbursements of patent expenses incurred by Licensee or its Affiliates with respect to such Licensed Product(s); and
(e)
Sublicensee’s tax payments received by Licensee and payable to the taxing authority.
1.22
“Technical Information” means any non-public information identified in Schedule A or made available to LICENSEE [***] and may also include, without limitation, information regarding research, plans, specifications, processes, systems, methods, formulations, and technical information that is (a) owned or controlled by PRF or Purdue University, (b) disclosed to LICENSEE hereunder, and (c) necessary or useful to develop, manufacture, or commercialize Licensed Products. Technical Information does not include information: (1) developed by the LICENSEE independently of the disclosed Technical Information, and reasonable written documentation exists to demonstrate such development, (2) rightfully obtained without restriction by LICENSEE from any Third Party who is not restricted from making such disclosure by any direct or indirect obligation of confidentiality to the disclosing Party herein, (3) publicly available other than through the fault of the LICENSEE, (4) intentionally released without restriction to anyone other than an Affiliate of PRF, (5) known to the LICENSEE at the time of its disclosure, and reasonable written documentation exists to demonstrate such knowledge.
1.23
“Third Party” means an individual or entity other than PRF, LICENSEE, or an Affiliate of PRF or LICENSEE.
1.24
“Valid Claim” means (a) any claim in the Licensed Patents that is granted and (i) has not expired; (ii) has not been disclaimed; (iii) has not been cancelled or superseded, or if cancelled or superseded, has been reinstated; and (iv) has not been revoked, held invalid, or otherwise declared unenforceable or not allowable by a tribunal or patent authority of competent jurisdiction over such claim in such country from which no further appeal has or may be taken, or (b) any pending claim of the Licensed Patents that has not been abandoned or finally and conclusively rejected without the possibility of appeal or re-filing of such application.
Article 2

Grant of License
2.1
License. Subject to compliance with this Agreement, and subject to the reservation of rights stated below, PRF grants to LICENSEE, and LICENSEE accepts, a royalty-bearing, exclusive, license to make or have made, use, sell or have sold, and import, and otherwise exploit Licensed Products under the Licensed Intellectual Property, including the right to grant and authorize sublicenses, in the Field of Use and the Licensed Territory.

2.2
Rights to Affiliate(s). Pursuant to a Sublicense, LICENSEE may extend rights granted to LICENSEE under this Agreement to any Affiliate(s) of LICENSEE.
2.3
No Implied License. The Agreement shall not be construed to confer any license or rights upon LICENSEE by implication, estoppel, or otherwise to any intellectual property, research, development, data, results or technology, including any patent, patent application, trademark, trademark application, copyright, trade secret, tangible research property or other proprietary right, in whole or in part, not specifically and expressly stated in this Agreement. Any right owned or controlled by PRF that is not expressly granted to LICENSEE under this Agreement is expressly reserved by PRF.
2.4
Government Rights. The Licensed Intellectual Property, or portions thereof, may have been developed with financial or other assistance provided by the United States government. As applicable, LICENSEE acknowledges and agrees that in accordance with Public Law 96-517 and other statutes, regulations, and Executive Orders as now exist or may be amended or enacted including without limitation the Federal IP Policy, the United States Government has certain rights to the Licensed Intellectual Property. LICENSEE shall take all action necessary to enable PRF, on behalf of Purdue University, to satisfy its obligations under any federal law and shall not take any action or cause the taking of such action contrary to fulfillment of these obligations.
2.5
Sublicenses. A proposed Sublicense shall become effective [***]. LICENSEE shall be responsible for the acts and omissions of each Sublicensee hereunder, including but not limited to the payment of all fees and royalties due under this Agreement. LICENSEE shall take reasonable efforts to ensure Sublicensee’s compliance with the terms and conditions of the license granted by PRF under this Agreement. LICENSEE shall promptly provide PRF a copy of each executed Sublicense, which may be redacted to the extent the terms thereof are not necessary to determine compliance with this Agreement.
Article 3

Commercialization Plan and Development Milestones
3.1
Diligence and Commercialization. A true and complete copy of LICENSEE’s Commercialization Plan is attached hereto as Schedule B (the “Commercialization Plan”). PRF makes no assurances, warranties or representations that the Commercialization Plan is consistent with the regulatory or legal approvals needed for development or commercialization of the Licensed Products nor does PRF represent or warrant that LICENSEE has freedom to operate with respect to the Licensed Patent(s). Any amendment of the Commercialization Plan that will materially alter or affect the timely achievement of any Development Milestone shall require the consent and approval of PRF.
3.2
Reports.
a)
Progress Reports. Beginning the first full Annual Period in which this Agreement is in effect, LICENSEE shall complete the Licensee Progress Report attached as Schedule C. Annual written reports are due on [***] shall be required thereafter, until sales of Licensed Products are made.
b)
Royalty Reports. For each Reporting Period after the sale of the first Licensed Product is made, LICENSEE shall report to PRF the information specified in Schedule D (“Royalty Report Requirements”), which are required even if no earned royalties are due. Gross Receipts shall be converted to U.S. Dollars at the exchange rate existing between the U.S. Dollar and the relevant currency on the last day of the applicable Reporting Period.
c)
Any information or reports provided shall be treated as Confidential Information of LICENSEE provided however that PRF may disclose such information to: (1) Purdue University, (2) its employees, agents, consultants or advisors on a need to know basis and (3) reporting agencies in a cumulative manner.
3.3
Performance According to Plans. LICENSEE shall timely perform in accordance with the Commercialization Plan.
3.4
Licensed Products to Market. LICENSEE shall use Commercially Reasonable Efforts to bring one or more Licensed Products to market as soon as practicable in accordance with the Commercialization Plan.

3.5
Development Milestones. LICENSEE shall timely achieve the Development Milestones by the applicable dates set forth on Schedule E (“Development Milestones”). LICENSEE will have the right to purchase [***] (“Extension”) by making a payment of [***].
Article 4

Consideration for License
4.1
Unit Royalties. During the Royalty Term, LICENSEE shall pay PRF an earned royalty of [***] of Gross Receipts (“Unit Royalties”) provided that the Unit Royalty shall be reduced by [***] for any Licensed Product that is not, or is no longer, covered by a Valid Claim in the country of manufacture, use, offer for sale, or sale, or import for the remainder of the Royalty Term. Royalties shall be due and payable on or before the Payment Due Date for each preceding Reporting Period.
4.2
Anti-Stacking. If, during the Term (as defined below), LICENSEE makes royalty payments to any Third Party in consideration for a license under any issued patent claim which, but for said license, would be infringed by LICENSEE’s practice of a Licensed Patent, [***] of any payments made in consideration for such license(s) based on [***] shall be deductible from any Unit Royalties due to PRF hereunder for such Licensed Product; provided that the amount of Unit Royalties payable to PRF hereunder shall not be reduced by [***] of the amounts owed pursuant to Section 4.1 for such Licensed Product.
4.3
Minimum Annual Royalty. LICENSEE shall pay PRF a guaranteed minimum annual royalty as shown below beginning with the Annual Period following the calendar year in which the first sale of the first Licensed Product occurs (“MAR Trigger Year"). The amounts due from LICENSEE to PRF as Unit Royalties in each Annual Period shall be creditable against the minimum annual royalties for that Annual Period. In the event that the Unit Royalties for an Annual Period do not exceed the minimum annual royalty for that Annual Period, LICENSEE’s payment for the last Reporting Period of each Annual Period shall include the balance needed to achieve the minimum annual royalties for that Annual Period.

Tier 1: MAR Trigger Year through Year [***] following MAR Trigger Year	[***]
Tier 2: Years [***] following MAR Trigger Year	[***]
Tier 3: All years subsequent to Tier 2 until the Term expires	[***]

4.4
Equity. As further consideration, LICENSEE will grant to PRF [***] shares of common stock in LICENSEE. The shares shall be issued upon PRF’s execution and delivery of a stock issuance agreement, which shall contain customary representations, warranties and covenants and an agreement to execute any agreements or documents that may be required by investors in connection with a Qualified Investment (as defined below). When issued, those shares of common stock will represent [***] of the common stock in LICENSEE on a Fully Diluted Basis as of the date of this license. LICENSEE agrees the shares are valued at [***] per common share. LICENSEE has provided PRF with the pro forma capitalization table, attached hereto as Schedule F upon which the above calculation is made.
4.5
Anti-Dilution Protection. From time to time and until LICENSEE receives at least [***] in the aggregate from one or more investors in connection with a bona fide equity investment in LICENSEE (such investment, a “Qualified Investment”), if LICENSEE sells and issues additional shares of capital stock to one or more investors, LICENSEE will issue to PRF within [***] of such sale and issuance, without further consideration or action by PRF, such number of any additional shares of common stock necessary to ensure that the number of shares issued to PRF pursuant to Section 4.4 and this Section 4.5 represents, in the aggregate, [***] of the shares issued and outstanding on a Fully Diluted Basis as of the date of such sale and issuance of capital stock to such investors in accordance with the terms of the stock issuance agreement; provided, however, that with respect to additional issuances of common stock to PRF in connection with the Qualified Investment, the Fully Diluted Basis shall only take into account such shares of capital stock issued or issuable upon the investment of such [***] and not shares of capital stock issued in connection with investments above such threshold.

4.6
Sublicensing Income. LICENSEE shall pay PRF a percentage, as shown below, of Sublicensing Income received by the Licensee or its Affiliates of any consideration (other than Unit Royalties) in any form received by LICENSEE or Affiliates, if applicable, from a Sublicensee in connection with Licensed Intellectual Property including without limitation up-front fees, license signing fees, license maintenance fees, milestone payments, success fees, an ownership interest in the Sublicensee delivered to LICENSEE or its designee(s), and any other consideration paid by or on behalf of the Sublicensee (“Sublicense Income”). Unit Royalties payable to PRF on a Sublicensee’s Gross Receipts are not Sublicense Income.

If the Sublicense is executed prior to [***]	[***]
If the Sublicense is executed prior to [***] and after [***]	[***]
If the Sublicense is executed prior to [***] and after [***]	[***]
If the Sublicense is executed after [***]	[***]

Any Sublicense Income payments to PRF are due within [***] of receiving such Sublicense Income payment from Sublicensee.

4.7
License Fee. [***].
4.8
Maintenance Fees. LICENSEE shall pay PRF a non-refundable maintenance fee per annum as shown below through and including the Annual Period in which the first sale of a Licensed Product occurs.

First anniversary of Effective Date through [***] of the Effective Date	[***]
[***] of Effective Date through [***] of Effective Date	[***]
[***] of Effective Date through [***] of Effective Date	[***]
[***] of Effective Date and onward	[***]

4.9
Milestone Payments. LICENSEE will pay to PRF the following milestone payments for each Licensed Product covered by a Valid Claim to achieve such milestone, which are non-refundable and non-creditable against Unit Royalties and other payment(s) under this Agreement due to PRF. Any milestone payments to PRF are due within [***] of achieving such milestone.

Milestone	Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Article 5

Payments
5.1
Payments. Royalties shall be due and payable on or before the Payment Due Date for each preceding Reporting Period. LICENSEE shall make royalty payments to PRF in U.S. Dollars at the address below.

If originating outside of the United States, payments shall be made by wire transfer at LICENSEE’s expense to an account identified by PRF.

Purdue Research Foundation

Office of Technology Commercialization

1281 Win Hentschel Blvd

West Lafayette, IN 47906

Attn: Accounting

5.2
Interest. Interest shall accrue on overdue payments required under this Agreement at the rate of [***], commencing on the [***] after the Payment Due Date.
Article 6

Records
6.1
Records of Sales. During the Term of this Agreement and for a period of [***] thereafter, LICENSEE shall keep true and accurate records of all information relating to Gross Receipts, Unit Royalties, if applicable, Sublicensing Income, and verification of LICENSEE’s calculation of amounts payable to PRF under this Agreement. LICENSEE shall make information available to PRF for audit in accordance with Section 6.2 upon PRF’s request, which shall not be made more often than once per Annual Period.
6.2
Audit of Records. PRF shall have the right, upon reasonable advance notice and during normal business hours through an independent certified public accountant, to examine the records of LICENSEE, if applicable, Sublicensees and any contractors or distributors, to verify compliance with this Agreement. Such examination and verification shall not occur more than [***]. Unless otherwise agreed in writing by LICENSEE, the fees and expenses of performing such examination and verification shall be borne by PRF. If such examination reveals an underpayment by LICENSEE of more than [***] for any year examined, LICENSEE shall pay PRF the amount of such underpayment plus interest in accordance with this Agreement and shall reimburse PRF for all expenses of the accountant performing the examination.
Article 7

Patent Prosecution
7.1
Prosecution and Maintenance of Licensed Patent(s). The prosecution and maintenance of the Licensed Patent(s) shall be the sole responsibility of PRF, provided however, PRF shall (a) provide LICENSEE with copies of all relevant patent filing and prosecution documentation and correspondence so that LICENSEE may be informed and (b) give LICENSEE and its designees reasonable opportunity to advise PRF on the filing, prosecution and maintenance of Licensed Patent(s), including review of filings and draft responses prior to filing with the patent office. Provided LICENSEE is in compliance with the terms of this Agreement, PRF agrees that all comments by LICENSEE (and its designees) shall be considered in good faith by PRF and its prosecuting counsel.
a)
General Matters. The Parties agree to cooperate with respect to prosecution of the Licensed Patent(s) in all reasonable ways, including obtaining inventors’ signatures on the relevant documents, inventor review of the application, discussion of office actions, and the like.
b)
Discontinuance of Support. LICENSEE, upon [***] advance written notice to PRF, may advise PRF that it no longer wishes to pay expenses for filing, prosecuting or maintaining one or more Licensed Patent(s) in one or more countries. As of the date of notice to PRF, LICENSEE’s grant of license to such Licensed Patent(s) shall terminate in such country(ies). LICENSEE acknowledges that PRF may, at its sole option, elect to pay such expenses or permit such Licensed Patent(s) to become abandoned or lapsed.
c)
In the event PRF elects to abandon any patent or patent application within the Licensed Patents, not due to discontinuance of support or by direction of LICENSEE, PRF shall notify LICENSEE at least [***] in advance of the next applicable deadline with the applicable patent office, in which case LICENSEE shall have the right (but not the obligation) to assume control of the filing, continued prosecution and maintenance of such patents and patent applications (including any patent issuing therefrom) at LICENSEE’S expense and using counsel selected by LICENSSE.
7.2
Foreign Patent Prosecution. With respect to any non-U.S. territory in which it proposes to file a patent application, PRF shall notify LICENSEE [***] before the applicable national phase filing deadline. PRF agrees to file and prosecute a patent application in any country regarding which it receives written notice from LICENSEE requesting such filing as long as: (a) LICENSEE’s written notice is received by PRF at least [***] before the applicable deadline; (b) LICENSEE agrees to pay PRF the fees and costs due for the non-U.S. territory filing or prosecution; and (c) LICENSEE is not in default of any of its obligations under this Agreement as of the date written notice is received by PRF.
7.3
Reimbursement for Expenses. LICENSEE shall bear all fees and costs incurred prior to and after the Effective Date through the Term of this Agreement in connection with the preparation, filing, prosecution, defense (including but not limited to interference, derivatization, reexamination, opposition, and post-allowance proceedings), and maintenance of the Licensed Intellectual Property (“IP Expenses”). LICENSEE shall reimburse PRF for the IP Expenses [***] after PRF notifies LICENSEE of the amount of the IP Expenses.
7.4
Failure to Pay Expenses. If LICENSEE fails to timely reimburse PRF as specified herein for a particular Licensed Patent, PRF may, in its sole discretion, suspend or cease prosecution and/or maintenance of all or part of that Licensed Patent(s), and/or pursue default and termination remedies as specified in Article 13.
Article 8

Infringement
8.1
Notice of Infringement. LICENSEE shall take all appropriate measures to protect PRF’s interests in the Licensed Intellectual Property. LICENSEE shall not permit any entity, individual or firm to practice under the Licensed Intellectual Property, except as authorized in this Agreement. Each Party shall promptly inform the other Party of any suspected infringement of any Licensed Patent(s) in writing, describing the facts relating thereto in reasonable detail.
8.2
Licensee Enforcement. For Licensed Intellectual Property that is exclusively licensed in all fields of use, in all territories, to LICENSEE pursuant to this Agreement, LICENSEE shall have the right, but not obligation, to initiate suit or take other appropriate action (“Suit”) that LICENSEE believes is reasonably required to protect the Licensed Technology. In the event that there is no pre-Suit agreement by PRF to participate voluntarily as a co-plaintiff in the Suit, then to the extent necessary to confer standing on LICENSEE, PRF hereby agrees not to object to LICENSEE requesting a court of competent jurisdiction to involuntarily join PRF pursuant to Federal Rule of Civil Procedure 19 as a co-plaintiff in such Suit. In connection with any Suit, LICENSEE shall fully and completely defend and indemnify PRF from and against all costs (including attorney fees) and liabilities (whether under a counterclaim or otherwise) of every kind incurred by PRF in connection with any Suit. To the extent that any Suit seeks a recovery of damages for infringement of a Licensed Patent, the Parties who participate in the Suit shall agree to negotiate in good faith to establish an equitable formula for sharing of the net recovery in the Suit. In the event that said negotiation is unsuccessful, apportionment of damages among the plaintiffs in the Suit shall be a task for the finder of fact in the Suit.
8.3
PRF Enforcement. In the event LICENSEE elects not to exercise its right to initiate an enforcement action or has not commenced such an enforcement action within a [***] of notice of an infringement by PRF, PRF may initiate an enforcement action at its own expense and controlling such action. LICENSEE shall reasonably cooperate with PRF’s in connection with such action.

Article 9

Confidentiality
9.1
Agreement Terms. During and subsequent to the Term of this Agreement, each Party shall keep the financial terms of this Agreement confidential and permit access only by the Party’s officers, directors, employees, professional advisors, and investors, prospective investors, and business partners on a need-to-know basis and who are under confidentiality obligations. In the event of a subpoena or other court order compelling release of this Agreement to a Third Party, the compelled Party shall seek appropriate provision for protection of this Agreement as confidential information.
9.2
Confidential Information. “Confidential Information” means any proprietary information, technical data, trade secrets or know-how, including, but not limited to, research and product plans, products, services, markets, developments, inventions, processes, formulas, technology, marketing, finances or other business information disclosed by or on behalf of a Party to the other Party pursuant to this Agreement, in oral, visual, written or electronic form. Technical Information is Confidential Information of PRF. However, Confidential Information shall not include:
(i)
information which at the time of disclosure hereunder is already generally known or publicly available;
(ii)
information which after disclosure hereunder becomes generally known or publicly available other than through any act or omission of the receiving Party in violation of this Agreement;
(iii)
information that was in possession of the receiving Party prior to disclosure to the receiving Party under this Agreement; and
(iv)
information which is hereafter lawfully disclosed by a third party to the receiving Party, which information such third party did not acquire under a still effective obligation of confidentiality to the other Party; or
(v)
information that was independently developed by the receiving Party without use of, reference to or reliance upon the other Party’s Confidential Information as evidenced by written records.
9.3
Non-Disclosure. Subject to the obligations of this Article 9, during the Term and for a period of [***] thereafter, each Party shall treat all Confidential Information of the other Party as strictly confidential and to make no use of it, except for purposes of exercising its rights or fulfilling its obligations under this Agreement, without the prior written and express consent of the other Party.
9.4
Maintenance of Confidentiality. Both Parties shall take reasonable measures to protect the secrecy of and avoid disclosure and unauthorized use of the Confidential Information. Without limiting the foregoing, the Parties shall take at least those measures it employs to protect its own most highly Confidential Information. Each Party shall promptly notify the other Party of any unauthorized use or disclosure, or suspected unauthorized use or disclosure, of Confidential Information.
9.5
Permitted Disclosures. Each Party may disclose Confidential Information to its officers, employees, actual and potential investors, acquirers, partners and collaborators, contractors and consultants (including lawyers and financial advisors) who need to know for purposes of this Agreement and are subject to confidentiality obligations at least as protective of such Confidential Information as this Article 9.
9.6
Disclosure Required by Law. Notwithstanding the above, each Party may disclose the other Party’s Confidential Information to the extent required by law, regulation, or stock exchange requirement, provided that such Party shall (unless legally prohibited) give the other Party prompt written notice in order for such other Party to have the opportunity to take appropriate measures to protect its Confidential Information.
9.7
Right to Equitable Relief. Both Parties agree that any violation of this Article 9 may cause irreparable injury to the non-breaching Party, entitling the non-breaching Party to seek injunctive relief in addition to all legal remedies without showing or proving any actual damage and without any bond required to be posted.
Article 10

DISPUTE RESOLUTION
10.1
Negotiation. If a dispute between the Parties related to this Agreement arises, either Party, by written notice to the other Party detailing the points of dispute (“Dispute Notice”), may have the dispute referred to the Parties’ respective officers designated below, or their successors, for attempted resolution by good faith negotiations within [***] from the date of the Dispute Notice. The designated officers are as follows:

For PRF: Vice President, OTC

For LICENSEE: CEO, Novosteo

Article 11

Warranty, Merchantability and Exclusion of Warranties
11.1
Limited Warranty. Each Party warrants to the other that it is fully empowered to enter into this Agreement. PRF represents, to the best of its knowledge that there are not, as of the Effective Date, any claims, demands, suits, or judgments against it that interfere with PRF’s performance of the license granted by PRF to LICENSEE under this Agreement.
11.2
Warranty by LICENSEE. LICENSEE represents and warrants that:
a)
LICENSEE is a corporation duly organized, validly existing, and in good standing under the laws of the State of Indiana. LICENSEE has all requisite corporate power and authority to own, operate, and lease its properties, to carry on its business as now being conducted and as contemplated by this Agreement, to enter into this Agreement, and to carry out the transactions contemplated hereby. Specifically, LICENSEE warrants that it possesses the necessary expertise and skill to make, and has made, its own evaluation of the capabilities, safety, utility, and commercial application of the Licensed Patent(s).
b)
No consent, approval, or authorization of or designation, declaration, or filing with any governmental authority or other person is required on the part of LICENSEE in connection with the execution, delivery or performance of this Agreement.
c)
LICENSEE (and, to LICENSEE’s knowledge, none of LICENSEE’s personnel) is not a party to any agreement or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, or, to LICENSEE’s knowledge, any rule or regulation which materially and adversely affects the operations, prospects, properties, assets, or condition (financial or otherwise) of LICENSEE.
11.3
Exclusion of Warranties by PRF. PRF does not warrant the validity of the Licensed Intellectual Property, any material, or information provided by PRF, nor does PRF warrant that the foregoing are free of error or defect. PRF makes no representation whatsoever with regard to the scope or commercial potential or profitability or income of or from Licensed Intellectual Property or Licensed Products or that the Licensed Intellectual Property or Licensed Products may be exploited by LICENSEE without infringing any rights of any other party. PRF makes no covenant either to defend any infringement charge by a third party or to institute action against infringers of Licensed Intellectual Property. PRF does not warrant that any product or service within the scope of the Licensed Intellectual Property will meet LICENSEE’S or any of LICENSEE’S customer’s specific requirements. ACCORDINGLY, THE LICENSED INTELLECTUAL PROPERTY IS PROVIDED “AS IS.” Other than as expressly stated in this Agreement, PRF MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND WITH RESPECT TO THE LICENSED INTELLECTUAL PROPERTY AND EXPRESSLY DISCLAIMS ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND ANY OTHER IMPLIED WARRANTIES WITH RESPECT TO THE CAPABILITIES, SAFETY,

UTILITY, TRADE, USAGE, OR COMMERCIAL APPLICATION OF THE LICENSED INTELLECTUAL PROPERTY.
11.4
Exclusion of Warranties by LICENSEE. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, LICENSEE EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS OR WARRANTIES OF ANY KIND WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT, EITHER EXPRESS OR IMPLIED, INCLUDING ANY WARRANTIES OF NON INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. LICENSEE DOES NOT MAKE ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, THAT ANY OF THE RESEARCH, DEVELOPMENT AND/OR COMMERCIALIZATION EFFORTS WITH REGARD TO ANY LICENSED PRODUCT WILL BE SUCCESSFUL.
Article 12

Damages, Indemnification, and Insurance
12.1
No Liability. Neither Party will be liable for any special, incidental, indirect, or consequential damages resulting from defects in the design, testing, labeling, manufacture, distribution, sale, use or other application of any Licensed Intellectual Property developed, manufactured, tested, designed, sublicensed, or sold pursuant to this Agreement; provided, however, the foregoing sentence shall have no application to LICENSEE’s obligations under Section 12.2. Neither Party shall be liable to the other Party or any Third Party for any special, consequential, exemplary or incidental damages (including lost or anticipated revenues or profits relating to the same), arising from any tort claim relating to this agreement.
12.2
Indemnification. LICENSEE shall defend, indemnify and hold Indemnitees harmless from any Third Party claims, demands, actions and causes of action, arising in connection with any and all injuries, losses, damages or liability of any kind whatsoever arising out of the practice under the Licensed Intellectual Property pursuant to this Agreement, or the use, exploitation, distribution, or sale of Licensed Product(s). This indemnification obligation shall include, without limiting the generality of the foregoing, reasonable attorney fees and other costs or expenses incurred by Indemnitees in connection with the defense of any and all such claims, demands, actions, or causes of action. Such indemnification obligations shall not apply to the extent such Third-Party actions are the result of an Indemnitee’s negligence, willful misconduct, or breach of this Agreement.
12.3
Insurance. Prior to the date on which LICENSEE has a Licensed Product available to any consumer, and in conjunction with each Royalty Report made under Article 3 at the end of an Annual Period, LICENSEE shall supply PRF with a certificate of insurance confirming coverage as follows: Not less than [***] and [***] for comprehensive general liability, including an endorsement for product liability claims arising from Licensed Products. As applicable, prior to inception of a clinical trial, LICENSEE shall supply PRF with a certificate of insurance confirming coverage in an amount reasonable and consistent with industry norms for the relevant clinical trial.
12.4
Notice of Claims. An Indemnitee that intends to claim indemnification under this Article 12 shall promptly notify the LICENSEE in writing of any claim with respect to which such Indemnitee intends to claim such indemnification, and LICENSEE shall have sole control of the defense and settlement of the claim. The Indemnitee shall have the right to participate, at its own expense, with counsel of its own choosing in the defense or settlement of the claim. The indemnification obligations under this Article 12 shall not apply to amounts paid in settlement of any claim if such settlement is effected without the consent of the LICENSEE. The Indemnitee and its employees, at the LICENSEE’s request and expense, shall provide full information and reasonable assistance to LICENSEE and its legal representatives with respect to claims.
Article 13

Term and Termination
13.1
Term. Unless extended in writing by mutual agreement of the Parties, the term of this Agreement shall commence on the Effective Date and shall expire on a Licensed Product-by-Licensed Product and country-by-country basis, upon the expiration of the Royalty Term for such Licensed Product in such country, unless earlier terminated pursuant to this Article 13 (the “Term”).
13.2
Termination by PRF.
a)
Failure to Pay. In the event of a failure by LICENSEE to pay PRF any sum due and payable under this Agreement, and failure of LICENSEE to cure the nonpayment default within [***] from the date of PRF sending written notice to LICENSEE of the default, PRF may terminate this Agreement and the license granted hereunder, effective as of the date of PRF’s issuance of written notice confirming LICENSEE’s failure to cure.
b)
Other Breach. In the event of any default or material breach of this Agreement by LICENSEE other than for nonpayment or loss of financial capability, PRF may terminate this Agreement and the license granted hereunder after serving LICENSEE with written notice of the default or material breach. If LICENSEE fails to cure the default or breach within [***] from the date of PRF sending written notice of the default to LICENSEE, the termination becomes automatically effective at the conclusion of [***] period; provided, however, if any default or breach cannot be cured by the exercise of due diligence within [***] days, then the time for cure may be extended, in PRF’s sole discretion, for the time reasonably necessary to effect the cure (the extension not to exceed [***]), provided that LICENSEE promptly commences to cure within said period and at all times thereafter proceeds diligently to cure the default or breach.
13.3
Termination by LICENSEE. LICENSEE may terminate its license under this Agreement without cause upon written notice delivered to PRF not less than [***] prior to the date on which LICENSEE intends for the termination to be effective.
13.4
Failure to Enforce. The failure of PRF at any time, or for any period of time, to enforce any provision of this Agreement shall not be construed as a waiver of such provision or as a waiver of the right of PRF thereafter to enforce each and every provision of this Agreement.
13.5
Assignment of Sublicenses. LICENSEE shall take all steps necessary to terminate each Sublicense, effective as of the date of termination of LICENSEE’s license from PRF under this Agreement. Upon reasonable request of LICENSEE and Sublicensee and verification by Sublicensee that LICENSEE is not in default of any obligation to Sublicensee, PRF may accept, in its sole discretion, assignment of a Sublicense, including the right to all consideration promised to LICENSEE thereunder. Notwithstanding anything contained in this Agreement to the contrary, PRF shall not be bound by any of the following with respect to a Sublicense: (1) duties or obligations of the LICENSEE to Sublicensee which cannot be assumed or performed by PRF because they are inconsistent with applicable laws or policies then in effect; (2) duties or obligations of the LICENSEE that exceed the obligations of PRF as licensor in this Agreement; and/or (3) duties or obligations of the LICENSEE contained in any Sublicense that are not contained in this Agreement, or which extend beyond the Term.
13.6
Effect of Termination; Survival. Promptly following termination of this Agreement LICENSEE shall either certify to PRF the destruction or disablement of all inventory of Licensed Products or turn over all inventory of Licensed Products to PRF. Expiration or termination of this Agreement does not relieve either party of any obligation which arises before expiration or termination, including without limitation obligations for payment and reporting; provided, however, PRF, in its sole discretion, may waive outstanding obligations if LICENSEE provides a satisfactory, final report to PRF regarding the commercial potential of the Technology. Any provision of this Agreement which contemplates performance or observance subsequent to any termination or expiration of this Agreement shall survive any termination or expiration of this Agreement and continue in full force and effect, including Articles 1, 9, 10, and 14 and Sections 6.1, 11.1, 11.4., 12.1, 12.2, 12.4, 13.5, 15.2, 15.4, 15.6, 15.8, 15.9, and 15.12.
Article 14

Notices

Except as otherwise provided herein, all notices and other communications shall be hand delivered, sent by private overnight mail service, or sent by registered or certified U.S. mail, postage prepaid, return receipt requested, electronic mail, read receipt requested, and addressed to the Party to receive such notice or other communication at the address given below, or such other address as may hereafter be designated by notice in writing:

If to PRF Purdue Research Foundation

Office of Technology Commercialization

1801 Newman Road

West Lafayette, IN 47906

E-mail: [***]

ATTN: Vice President, OTC

If to LICENSEE Novosteo, Inc

1281 Win Hentschel Blvd.

West Lafayette, IN 47906

Such notices or other communications shall be effective upon receipt by an employee, agent or representative of the receiving party authorized to receive notices or other communications sent or delivered in the manner set forth above.

Article 15

Miscellaneous
15.1
Export Controls. LICENSEE agrees to comply with all applicable U.S. laws dealing with the export and/or management of technology or information. LICENSEE understands that the Arms Export Control Act (AECA), including its implementing International Traffic In Arms Regulations (ITAR,) and the Export Administration Act (EAA), including its Export Administration Regulations (EAR), are some (but not all) of the laws and regulations that comprise the U.S. export laws and regulations. LICENSEE further understands that the U.S. export laws and regulations include (but are not limited to): (a) ITAR and EAR product/service/data-specific requirements; (b) ITAR and EAR ultimate destination-specific requirements; (c) ITAR and EAR end user-specific requirements; (d) ITAR and EAR end use-specific requirements; (e) Foreign Corrupt Practices Act; and (f) anti-boycott laws and regulations. LICENSEE agrees to comply with all then-current applicable export laws and regulations of the U.S. Government (and other applicable U.S. laws and regulations) pertaining to the product(s) and/or service(s) covered by the Licensed Patents (including any associated products, items, articles, computer software, media, services, technical data, and other information). LICENSEE certifies that it will not, directly or indirectly, export (including any deemed export), nor re-export (including any deemed re-export) the Licensed Products (including any associated products, items, articles, computer software, media, services, technical data, and other information) in violation of U.S. export laws and regulations or other applicable U.S. laws and regulations.
15.2
Jurisdiction. Venue, Choice of Law, and Attorney’s Fees. Any justiciable dispute between LICENSEE and PRF shall be determined solely and exclusively under Indiana law by a court of competent jurisdiction in Tippecanoe County in Indiana, and LICENSEE hereby consents to the personal jurisdiction of courts in Indiana for that purpose. The prevailing Party in any litigated dispute shall be entitled to reimbursement of its reasonable and necessary attorney’s fees and costs. Any proof of the necessity of those fees and costs shall include evidence that the prevailing Party complied with the procedures of Article 10 of this Agreement.
15.3
Legal Compliance. LICENSEE shall comply with all laws and regulations relating to its manufacture, processing, production, use, sale, or distribution of Licensed Products. LICENSEE shall not take any such action which would expose PRF or Purdue University to violation of any law and regulation.
15.4
Independent Contractor. LICENSEE’s relationship to PRF shall be that of a licensee only. LICENSEE is not be an agent of PRF and shall have no authority to act for or on behalf of PRF in any matter.
15.5
Patent Marking. LICENSEE shall mark Licensed Products sold in the United States with United States patent numbers for the Licensed Patents, in accordance with applicable law. Licensed Products manufactured or sold in other countries shall be marked in compliance with the intellectual property laws in force in such foreign countries.
15.6
Use of Names. Each Party shall obtain the written approval of the other Party prior to making use of such other Party’s name for any commercial purpose, except as required by law. As an exception to the foregoing, LICENSEE and PRF each may publicize the existence of this Agreement, but may not publicize the terms and conditions of this Agreement without the other Party’s consent, except as required by law.
15.7
Place of Execution. This Agreement and any subsequent modifications or amendments hereto shall be deemed to have been executed in the State of Indiana, U.S.A.
15.8
Governing Law. This Agreement and all amendments, modifications, alterations, or supplements hereto, and the rights of the Parties hereunder, shall be construed under and governed by the laws of the State of Indiana (without regard to conflict of law rules) and the United States of America.
15.9
Severability. All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary so that they will not render this Agreement illegal, invalid or unenforceable. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which will implement the commercial purpose of the illegal, invalid or unenforceable provision. In the event that any provision essential to the commercial purpose of this Agreement is held to be illegal, invalid or unenforceable and cannot be replaced by a valid provision which will implement the commercial purpose of this Agreement, this Agreement and the rights granted herein shall terminate.
15.10
Force Majeure. Any delays in, or failure of, performance of any party to this Agreement shall not constitute default hereunder, or give rise to any claim for damages, if and to the extent caused by occurrences beyond the control of the party affected, including, but not limited to, acts of nature, strikes or other work stoppages; civil disturbances, fires, floods, explosions, riots, war, rebellion, or sabotage.
15.11
Assignment. This Agreement and the license granted hereunder may be assigned upon the prior written consent of PRF, such consent will not be unreasonably withheld or conditioned. Notwithstanding the foregoing, LICENSEE, without the prior written consent of PRF, may assign the Agreement to: (a) an Affiliate; or (b) a successor to all or substantially all of LICENSEE’s assets related to this Agreement, whether as part of a merger or acquisition or otherwise.
15.12
Modification. This Agreement shall not be modified, amended or terminated except as herein provided or except by another agreement in writing executed by the Parties hereto.

IN WITNESS WHEREOF, PRF and LICENSEE have caused this Agreement to be signed by their duly authorized representatives, under seal, by wet-ink or electronic signature, in one or more counterparts, each having the same validity and effect as the other, as of the Effective Date.

Purdue Research Foundation		LICENSEE
X /s/ Brooke Beier		X /s/ M. Scott Salka
Printed Name:	Brooke Beier	Printed Name:	M. Scott Salka
Title:	Vice President, Office of Technology Commercialization	Title:	Executive Chair

SCHEDULE A

Licensed Intellectual Property

Schedule A: Licensed Intellectual Property

Licensed Patent(s)

[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]		[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]		[***]
[***]

[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]

SCHEDULE B

Novosteo Commercialization Plan for NOV004

[***]

SCHEDULE C

Progress Report

Licensee Progress Report

Licensee Name:

Licensee Contact:

Progress Report Date:

Commercialization Diligence:

1. List the Development Milestones to date per Schedule D. Has the company been able to achieve them? If so, please provide proof of achievement and date achieved.

Financial Capacity:

2. How much capital has the company raised since it has licensed Purdue Technology?

3. State the company’s current financial capacity to achieve the Commercialization Plan and Development Milestones per the license agreement. If further funds are required, what are the company’s plans to deploy the necessary capital or to raise funding?

Employment & Development Efforts:

4. Has the company developed a Licensed Product yet? If yes, what is the name of the Licensed Product and where/how is it available for sale? If no, when does the company anticipate launching a Licensed Product?

5. Has the company had any sales of Licensed Products? If yes, please see Schedule D of the license for royalty report template.

6. If applicable, has the company issued any sub licenses? Has the company provided sublicense information to PRF?

Other Updates and Inquiries:

7. Is there any other news that you are interested in sharing with Purdue Research Foundation about the company’s efforts to commercialize the PRF Technology?

8. Does the company need anything from PRF at this time?

9. Is the company interested in learning about any other technologies that are available for licensing from PRF? If so, please provide an area of interest or description of technology that would fit the opportunity company is seeking.

SCHEDULE D

Schedule D: Royalty Report Requirements

a. Identify each Licensed Product by name(s), number(s), and brand identifications (include Licensed Products sold by Affiliate and Sublicensees)

b. List the Development Milestones to date. Has the company been able to achieve them? If so, please provide proof of achievement and date achieved. If not, state the reason.

c. List current published customer price information per Licensed Product

d. State number of units distributed to customers during Reporting Period per License Product (include units distributed by Affiliate and Sublicensees)

e. Summarize/describe unit price(s) charged to customers per Licensed Product during Reporting Period. Specify price ranges and variations where applicable. Where a sale, gift, use, or other disposition of a Licensed Product is transacted for value other than cash, supply corroboration that the charged unit price is consistent with the market value of the Licensed Product.

f. State amount of Gross Receipts per Licensed Product for the Reporting Period. Include summary of netting calculations.

g. State amount of Unit Royalties payable to PRF for each Licensed Product for the Reporting Period (per Gross Receipts of LICENSEE, any applicable Affiliates and Sublicensees)

h. State amount of minimum annual royalty due for the Annual Period (if applicable)

i. State amount of Sublicensing Income receivable during the Reporting Period (Article 4.4) (specify by Sublicense and type of income)

j. State total royalty due to PRF in USD for the Reporting Period. Show monetary conversion rate (if applicable).

k. List names and addresses of current Sublicensees (if applicable)

l. Enclose current certificate of insurance (Article 12.3)

m. Summarize financial capacity for Reporting Period, including third party funding received (dilutive and non-dilutive) related to commercialization of Licensed Product(s).

n. State number of full-time equivalents (FTEs) employed or otherwise actively implementing the Commercialization Plan.

o. State location (city, state, and country) where manufacturing of Licensed Products occurs.

SCHEDULE E

Development Milestones

Date/Timeline	Milestone
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

SCHEDULE F

Novosteo Inc. – Capitalization Table, 10May20

[***]